                                       $

                                 GBB CAPITAL V

                        ___% Trust Preferred Securities
                   as fully and unconditionally guaranteed by

                              GREATER BAY BANCORP


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                August ___, 2001



Dain Rauscher Incorporated
Legg Mason Wood Walker, Incorporated
Stifel, Nicolaus & Company, Incorporated
As Representatives of the several
 Underwriters named in Schedule 1
c/o Dain Rauscher Incorporated
San Francisco Office
Two Embarcadero Center, Suite 1200
San Francisco, CA 94111

Ladies and Gentlemen:

          Greater Bay Bancorp, a California corporation (the "Company"), proposes to sell an aggregate of $___ million liquidation amount of ___% Trust Preferred Securities, liquidation amount $25 per Trust Preferred Security (the "Firm Preferred Securities") of GBB Capital V, a statutory business trust formed under the Business Trust Act of the State of Delaware (the "Trust"), guaranteed (the "Guarantee" and, together with the Preferred Securities and the Junior Subordinated Interest Debentures referred to below, the "Securities") by the Company pursuant to the Guarantee Agreement (the "Guarantee Agreement") to be entered into by and between the Company and Wilmington Trust Company, as guarantee trustee (the "Guarantee Trustee"), the form of which has been filed as an exhibit to the Registration Statement (as defined below). The Company will be the owner of all of the undivided beneficial ownership interests represented by the Common Securities (the "Common Securities") of the Trust. The Trust will issue the Preferred Securities and the Common Securities to the Company in exchange for ___% Junior Subordinated Interest Debentures due 2031 (the "Junior Subordinated Debentures") issued by the Company. The Junior Subordinated Debentures are to be issued pursuant to an Indenture (the "Indenture") to be entered into between the Company and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee"), the form of which has been filed as an exhibit to the Registration Statement. In addition, the Company proposes to grant to the Underwriters an option (the "Option") to purchase up to an additional $_____________ liquidation amount of its Preferred Securities (the "Optional Preferred Securities"; and, together with the Firm Preferred Securities, the "Preferred Securities"). This is to confirm the agreement concerning the purchase of the Securities from the Trust and the Company by the Underwriters named in Schedule 1 hereto (the "Underwriters"). This is also an acknowledgment that this Agreement applies only to the Securities and to no other securities that may be offered or sold by the Company or any of its statutory business trusts under the Registration Statement and by means of the Preliminary Prospectus or the Prospectus.

         1. Representations, Warranties and Agreements of the Company and the Trust. The Company and the Trust, jointly and severally, represent, warrant and agree that:

         (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules and Regulations"), and has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. _____________), which has become effective, for the registration of the Securities under the Securities Act. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") an amendment to the form of prospectus included in the registration statement that includes a final prospectus as part thereof. Copies of the Registration Statement and the amendment or amendments to such Registration Statement have been delivered by the Company and the Trust to you as the representatives (the "Representatives") of the Underwriters. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to
     Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents"); "Preliminary Prospectus" means each prospectus included in such Registration Statement, or amendments thereof, before it becomes effective under the Securities Act and any prospectus filed by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; and "Prospectus" means such final prospectus, with any changes thereto made by the Company with the consent of the Representatives. Any reference herein to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference. The Commission has not issued any order preventing or suspending the use of the Registration Statement and no proceeding for that purpose has been initiated by the Commission.

         (b) The Registration Statement conforms and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company and the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The Indenture, the Declaration (as defined in Section 1(f) hereto) and the Guarantee Agreement conform in all material respects to and have been qualified under the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the applicable rules and regulations thereunder.

         (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and none of such documents will contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) The Company and each of its subsidiaries (as defined in Section 15 hereof) have been duly incorporated and are validly existing as trusts, corporations or banking associations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification other than where the failure to be so qualified and in good standing could not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, and each has all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

         (e) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof incorporated by reference in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company that is a corporation or a banking association have been duly and validly authorized and issued and are fully paid and non-assessable (except as set forth in 12 U.S.C. (S)55) and are owned directly or indirectly by the Company (except for directors' qualifying shares, if any), free and clear of all liens, encumbrances, equities or claims, except that Cupertino National Bank has issued more shares of its capital stock than are authorized by its Articles of Association; and the capitalization of the Trust conforms to the description thereof set forth in the Prospectus.

         (f) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration of Trust dated as of May 22, 2001 and, when executed, the Amended and Restated Declaration of Trust (the "Declaration") among the Company, Wilmington Trust Company, as property trustee (the "Property Trustee"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee") and the individuals named therein as the regular trustees (the "Regular Trustees," and together with the Property Trustee and the Delaware Trustees, the "Trustees"), and the holders, from time to time, of undivided beneficial ownership interests in the assets of the Trust, and the agreements and instruments contemplated by the Declaration and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the agreements and instruments contemplated by the Declaration and described in the Prospectus; and the Trust is not a party or subject to any action, suit or proceeding of any nature.

         (g) The Declaration has been duly authorized by the Company and, when duly executed and delivered by the Company, as Sponsor, and the Regular Trustees, assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, will be a valid and legally binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will conform in all material respects to the description thereof contained in the Prospectus. Each of the Regular Trustees is an employee of the Company and has been duly authorized by the Company to serve in such capacity and to execute and deliver the Declaration.

         (h) The Preferred Securities and the Common Securities have been duly and validly authorized and, when issued and delivered in exchange for the Junior Subordinated Debentures as described above, will be duly and validly issued and fully paid and the Preferred Securities will be non-assessable; and the Preferred Securities and the Common Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

         (i) The Indenture has been duly authorized and, when duly executed and delivered by the proper officers of the Company, and assuming due execution and delivery by the Indenture Trustee, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture, when executed and delivered, will conform in all material respects to the description thereof contained in the Prospectus; the Junior Subordinated Debentures have been duly authorized and, when duly executed, authenticated and delivered as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

         (j) The Guarantee Agreement has been duly authorized and, when duly executed and delivered by the proper officers of the Company, assuming due execution and delivery by the Guarantee Trustee, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Guarantee Agreement, when executed and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

         (k) This Agreement (and the transactions contemplated hereby) has been duly authorized, executed and delivered by each of the Company and the Trust.

         (l) The execution, delivery and performance of this Agreement, the Declaration, the Guarantee Agreement, the Indenture, the Common Securities, the Preferred Securities and the Junior Subordinated Debentures by the Company and the Trust, as applicable, the issuance of the Common Securities and the Preferred Securities by the Trust in exchange for the Junior Subordinated Debentures, the issuance of the Junior Subordinated Debentures by the Company in exchange for the Common Securities and the Preferred Securities, the sale of the Preferred Securities by the Company and the consummation of the other transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and will not violate or conflict with any statute or any
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                                                                               6

     order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or the Trust or any of their properties or assets, except for such conflicts, breaches, violations or defaults as would not, either individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries; and except for such consents, authorizations, registrations or qualifications as have already been obtained or as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Declaration, the Guarantee Agreement, the Indenture or the Junior Subordinated Debentures, the issuance of the Common Securities and the Preferred Securities by the Trust in exchange for the Junior Subordinated Securities, the issuance of the Junior Subordinated Debentures by the Company in exchange for the Common Securities and the Preferred Securities, the sale of the Preferred Securities by the Company or the consummation of the transactions contemplated herein and therein.

         (m) There are no contracts, agreements or understandings between the Company or any of its subsidiaries or the Trust and any person granting such person the right to require the Company or the Trust to include any other securities in the securities registered pursuant to the Registration Statement.

         (n) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

         (o) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; [the pro forma financial information included in the Prospectus has been prepared in accordance with the requirements of Regulation S-X promulgated by the Commission and contains all adjustments necessary for a fair presentation of the information set forth therein;] and the information contained in the Prospectus that constitutes "forward-looking statements" within the meaning of Section 21E(i)(1) of the Exchange Act has been prepared on the basis of the Company's best current judgments and estimations as to future operating plans and results.

         (p) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 7(j) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (q) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         (r) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

         (s) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

         (u) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

         (v) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, other than non-material matters previously disclosed to the Underwriters that are in the process of being administratively corrected and that the Company expects to be administratively corrected without incurring a loss of such qualification, which would cause the loss of such qualification.

         (w) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

         (x)  The Company (i) makes and keeps accurate books and records and
     (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization and (B) transactions are recorded as necessary to permit preparation of it financial statements and to maintain accountability for its assets.

         (y) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (in the case of the Company and the Trust) or is in material violation of its charter or by-laws (in the case of the Company's subsidiaries other than the Trust), (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except that (with respect to (i) above only) Cupertino National Bank has issued more shares of its capital stock than are authorized by its Articles of Association.

         (z) None of the Trust, the Company or any of the Company's subsidiaries is an "investment company" within the meaning of such term under the Investment Company

     Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

         (aa) Except as set forth or contemplated in the Prospectus, since the date as of which information is given in the Registration Statement through the date hereof, and except as may otherwise be disclosed in the Registration Statement, as amended or supplemented, or involving the grant of options or transactions effected in accordance with a registration statement previously filed with the Commission by the Company under the Securities Act or the Exchange Act, neither the Company nor the Trust has
     (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) in the case of the Company, declared or paid any dividend on its capital stock not in accordance with past practice.

         (bb) To the best of the Company's knowledge, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the properties now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

         (cc) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

         (dd) The deposit accounts of each of the Company's bank subsidiaries are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC; and no proceedings for the termination of such insurance are pending or, to the Company's knowledge, threatened.

         (ee) The Company and each of its subsidiaries are in compliance in all material respects, as required, with all laws administered by and regulations of the Board of Governors of the Federal Reserve System, the FDIC, the California Department of Financial Institutions and any other federal or state bank regulatory authority with jurisdiction over the Company or any of its subsidiaries (collectively, the "Bank Regulatory Authorities"), other than where such failures to comply would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any Bank Regulatory Authority which materially restricts the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting, or is considering the appropriateness of issuing or requesting, any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission or any such board resolutions.

         (ff) Immediately prior to the closing of the transactions contemplated hereby on each Closing Date, the Company will have good and valid title to the Preferred Securities to be sold by it hereunder, free and clear of all liens, encumbrances, equities or claims; and upon delivery of the Preferred Securities and payment therefor pursuant hereto, good and valid title to the Preferred Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

         (gg) The Company has applied for the listing of the Preferred Securities on the Nasdaq Stock Market, Inc.

         2. Purchase of the Preferred Securities by the Underwriters. (a) The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company, the respective liquidation amount of Firm Preferred Securities set forth in Schedule 1 hereto opposite their names at a purchase price of 100% of the liquidation amount thereof.

         (b) The Company hereby grants the Option to the Underwriters to purchase the Optional Preferred Securities at the purchase price as the Underwriters shall pay for the Firm Preferred Securities, plus accrued distributions, from the Firm Closing Date (as defined below). The Option may be exercised in whole or in part on one occasion no more than 30 days subsequent to the date of this Agreement upon notice in writing or by facsimile to the Underwriters by the Company setting forth the amount of Optional Preferred Securities as to which the Underwriters are exercising the Option.

         (c) As compensation to the Underwriters for their commitments hereunder, the Company shall, on each Closing Date (as defined in Section 4 hereof) pay to the Representatives, for the accounts of the several Underwriters, a commission equal to 3.15% of the liquidation amount of the Preferred Securities to be delivered and purchased on such Closing Date.

         (d) The Company and the Trust shall not be obligated to deliver any of the Securities to be delivered on any Closing Date, except upon payment for all the Securities to be purchased on such Delivery Date as provided herein.

         3. Offering of Preferred Securities by the Underwriters. Upon authorization by the Representatives of the release of the Preferred Securities, the several Underwriters propose to offer the Preferred Securities for sale upon the terms and conditions set forth in the Prospectus.

         4.   Delivery of and Payment.    Delivery by the Company of the Firm
Preferred Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by wire transfer in federal (same day) funds to such account as the Company shall specify, shall take place at the offices of Simpson Thacher & Bartlett, 10 Universal City Plaza, Suite 1850, Los Angeles, California 91608, at 8:30 a.m. (Pacific Daylight
Time) on August ___, 2001 or such other date and time as agreed between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Preferred Securities being herein called the "Firm Closing Date"). The date for the delivery of the Optional Preferred Securities, being herein referred to as the "Optional Closing Date", which may be the Firm Closing Date (the Firm Closing Date and the Optional Closing Date, if any, are herein referred to sometimes as the "Closing Date"), shall be determined by the Underwriters. Unless otherwise agreed by the Representatives and the Company, the place of delivery of the Optional Preferred Securities shall be the same as that for the Firm Preferred Securities.

         (a) The Preferred Securities will be in the form of one or more global Preferred Securities registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC").

         (b) On each Closing Date, the Company shall pay, or cause to be paid, the commissions payable on such Closing Date to the Representatives for the accounts of the Underwriters under Section 2 by wire transfer in federal (same day) funds to such account as the Representatives shall specify.

     5. Further Agreements of the Company and the Trust. Each of the Company and the Trust, jointly and severally, agrees:

         (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

           (b) To furnish promptly to the Representatives and to counsel for the Underwriters a copy of the signed Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

           (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Declaration, the Guarantee Agreement and the computation of the ratio of earnings to fixed charges),
     (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement) and (iii) any document incorporated by reference in any Preliminary Prospectus or the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the effective time of the Registration Statement in connection with the offering or sale of the Securities (or any other securities relating thereto) and if, at such time, any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

           (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

           (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, for so long as delivery of the Prospectus is required, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

           (f) To make generally available to the Company's security holders and to deliver to the Representatives as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

           (g) For a period of five years following the Firm Closing Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Company's common stock may be listed or quoted pursuant to requirements of, or agreements with, such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; it being understood that the filing of material on the electronic data gathering and retrieval system of the Commission constitutes the furnishing of copies for purposes of this Section 5(g);

           (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith, neither the Trust nor the Company shall be obligated to qualify as a foreign corporation or to file a general consent to service of process;

           (i) For a period of 60 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any trust certificate or other securities of the Trust other than the issuance of the Preferred Securities and Common Securities to the Company in exchange for the Junior Subordinated Debentures and the sale of the Preferred Securities by the Company to the Underwriters, as contemplated by this Agreement and the Prospectus, any securities that are substantially similar to the Securities, or any securities that are convertible into, or exchangeable or exercisable for, any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Securities, whether any such transaction described in clauses (1) and (2) of this paragraph is to be settled by delivery of the Securities or other securities, in cash or otherwise, in each case without the prior written consent of Dain Rauscher Incorporated., on behalf of the Representatives. Notwithstanding these restrictions, this
     Section 5(i) shall not restrict the ability of the Company to offer or issue any type of equity securities of the Company;

           (j) To use its best efforts to complete the listing of the Preferred Securities on The Nasdaq Stock Market, Inc., subject only to official notice of issuance and evidence of satisfactory distribution, prior to the Firm Closing Date;

           (k) To apply the net proceeds from the sale of the Securities as set forth in the Prospectus; and

           (l) To use its best efforts to ensure that none of the Company, any subsidiary of the Company or the Trust shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

           6. Expenses. The Company and the Trust agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, the Prospectus and any amendments and exhibits thereto;
(c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits thereto), the Preliminary Prospectus, the Prospectus and any amendment or supplement to any such prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
Section 5(h) hereof and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters);
(g) any fees charged by securities rating services for rating the Securities;
(h) the fees and expenses of the Property Trustee, the Guarantee Trustee and the Indenture Trustee; and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Trust under this Agreement, including payment of all roadshow related expenses of the Company and the Underwriters; provided that, except as provided in this Section 6 and in
Section 11 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Preferred Securities made by the Underwriters.

           7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Closing Date, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company and the Trust of their respective obligations hereunder, and to each of the following additional terms and conditions:

           (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

           (b) No Underwriter shall have discovered and disclosed to the Company on or prior to any Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

           (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Declaration, the Guarantee Agreement, the Securities, the Junior Subordinated Debentures, the Registration Statement, the Preliminary Prospectus, and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters; and the Company and the Trust shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

           (d) Linda Iannone, as general counsel to the Company, shall have furnished to the Representatives her written opinion, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                      (1) The Company and each of its Significant Subsidiaries
                (as such term is defined in Rule 12b-2 of the Commission under the Exchange Act) have been duly incorporated and are validly existing as corporations or banking associations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

                      (2) The Underwriting Agreement has been duly authorized,
                executed and delivered by the Company and has been duly executed and delivered by the Trust.

                      (3) The Indenture has been duly authorized, executed, and
                delivered by the Company, has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Indenture Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      (4) The Junior Subordinated Debentures have been duly
                authorized, executed and delivered by the Company, and, assuming due authentification thereof by the Indenture Trustee and payment and delivery as provided herein, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and entitled to the benefits of the Indenture.

                      (5) The Guarantee Agreement has been duly authorized,
                executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Guarantee Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      (6) The Declaration has been duly authorized, executed and delivered by the Company in its capacity as sponsor thereunder and has been duly qualified under the Trust Indenture Act.

                      (7) The execution, delivery and performance of this
                Agreement, the Declaration, the Indenture, the Junior Subordinated Debentures, the Preferred Securities, the Common Securities and the Guarantee Agreement by the Company and the Trust, as applicable, and the consummation of the transactions contemplated hereby and thereby, will not constitute a material breach of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties or assets, the effects of which breach, violation or default would be material to the Company and its subsidiaries taken as a whole.

                      (8) All of the outstanding shares of capital stock of each
                Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; except as disclosed in the Prospectus, all such shares are owned by the Company (except for any directors' qualifying shares) free and clear of any pledge, lien, security interest, charge, claim, equitable right or encumbrance of any kind, except that Cupertino National Bank has issued more shares of its capital stock than are authorized by its Articles of Association.

                      (9) No consent, approval, authorization, order,
                registration or qualification of or with any Federal or California governmental agency or body or, to such counsel's knowledge, any Federal or California court is required for the issue by the Trust of the Preferred Securities and the Common Securities in exchange for the Junior Subordinated Debentures, the issuance by the Company of the Junior Subordinated Debentures in exchange for the Common Securities and the Preferred Securities, the sale by the Company of the Preferred Securities, the issuance and sale of the Guarantee by the Company and the compliance by the Company and the Trust with all of the provisions of this Agreement and the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters.

                      (10) To such counsel's knowledge, there are no contracts
                or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations.

                      (11) To such counsel's knowledge, no contracts, agreements or understandings exist between the Company and any person granting such person the right to require the Company to include any securities of the

                Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

                      (12) To such counsel's knowledge, there is no pending or
                threatened legal or governmental proceeding which is required to be described in the Prospectus which is not described as required.

                      (13) To such counsel's knowledge, the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                      (14) Neither the Company nor the Trust is required to be
                registered as an "investment company" under the Investment Company Act.

                      (15) The Company is duly registered as a bank holding
                company under the BHC Act; and the deposit accounts of the Company's bank subsidiaries are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and to the knowledge of such counsel no proceedings for the termination of such insurance are pending or threatened.

                      (16) The Company and each of its subsidiaries are in
                compliance with all laws administered by and regulations of the Bank Regulatory Authorities, other than where such failures to comply would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

           (e) Manatt, Phelps & Phillips, LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                      (1) The Registration Statement has become effective under
                the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

                      (2) The Registration Statement, the Prospectus, the
                documents incorporated by reference in the Prospectus and each and any amendment or supplement to the Registration Statement, the Prospectus or any such incorporated document made by the Company or the Trust on or prior to such Closing Date (other than the financial statements and related schedules contained therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, the Trust Indenture Act and the rules and regulations of the Commission thereunder, when they became effective or were filed with the Commission, as the case may be.

                      (3) The statements made in the Prospectus under the
                captions "Description of the Guarantee," "Description of the Capital Securities," "Description of the Junior Subordinated Debentures," "GBB Capital V," and "Relationship among the Capital Securities, the Junior Subordinated Debentures and the Guarantee," insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                      (4) Upon (i) payment for the Preferred Securities in
                accordance with the terms of this Agreement, (ii) delivery of the Preferred Securities to Wilmington Trust Company, as property trustee under the Indenture, (iii) delivery of the Preferred Securities to Depository Trust Company ("DTC"), and registration of the Preferred Securities in the name of DTC upon registration of transfer by the Company, (iv) registration by book-entry of the credit to the Representatives' securities accounts with DTC of the purchase of the Preferred Securities in the records of DTC, and (v) registration by book-entry of the credit to the other Underwriters' securities accounts of their purchase of the Preferred Securities in the records of any other "securities intermediary" (as defined in Section 8102(a)(14) of the California Uniform Commercial Code (the "California UCC")) which acts as a "clearing corporation" (as defined in Section 8102(a)(5) of the California UCC) or maintains "security accounts" (as defined in Section 8501(a) of the California UCC) with respect to the transfer of the Preferred Securities to the Underwriters, then the Underwriters will become the "entitlement holders" (as defined in Section 8102(a)(7) of the California
                UCC) of the Preferred Securities, free, to the knowledge of such counsel, of any "adverse claims" (as defined in Section 8102(a)(1) of the California UCC).

     (f) In rendering the opinions under Sections 7(d) and (e), such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of California and that
(i) as to matters concerning the Trust given in such opinion, such counsel relied on special Delaware counsel to the Company and the Trust, and (ii) as to matters governed by New York law, such counsel has relied upon the opinion of Simpson Thacher & Bartlett, counsel to the Underwriters, delivered pursuant to
Section 7(i). Manatt, Phelps & Phillips, LLP shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein, and in the course of preparation of those documents such counsel has participated in conferences with representatives of the Company and its subsidiaries (at which conferences the business, affairs and properties of the Company and its subsidiaries were discussed) and with representatives of PricewaterhouseCoopers LLP and (y) based upon such counsel's examination of the Registration Statement, the Prospectus and the documents incorporated by reference therein, such counsel's investigations made in connection with the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein and such counsel's participation in the conferences referred to above, such counsel has no reason to believe that, except as to financial statements, notes to financial statements, financial tables and other financial and related statistical data contained in the Registration Statement, the Prospectus and the documents incorporated by reference therein with respect to which counsel need express no belief, (I) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (II) any documents incorporated by reference in the Prospectus, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g) Manatt, Phelps & Phillips, LLP shall have furnished to the Company and the Representatives its written opinion, as special United States federal income tax counsel to the Company and the Trust, addressed to the Company and the Underwriters and dated such Closing Date to the effect that:

                      (1) The Trust will be classified as a grantor trust for
                United States federal income tax purposes and not as an association taxable as a corporation;

                      (2) The Junior Subordinated Debentures will be classified
                as indebtedness for United States federal income tax purposes;
                and

                      (3) Subject to the qualifications and limitations set
                forth therein, the statements set forth in the Prospectus under the caption "United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

          (h) Richards, Layton & Finger, P.A. shall have furnished to the Representatives its written opinion, as special Delaware counsel to the Company and the Trust, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                      (1) The Trust has been duly created and is validly
                existing in good standing as a business trust under the Delaware Business Trust Act; and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; and under the Declaration and the Delaware Business Trust Act, the Trust has the trust power and authority to own property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of this Agreement, the Preferred Securities and the Common Securities.

                      (2) The Declaration constitutes a valid and legally
                binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                      (3) Under the Delaware Business Trust Act and the
                Declaration, the Trust has the trust power and authority (i) to execute and deliver and to perform its obligations under, this Agreement and (ii) to execute and deliver the Preferred Securities and the Common Securities.

                      (4) The Common Securities have been duly authorized by the
                Declaration and, when issued and delivered by the Trust to the Company in exchange for the Junior Subordinated Debentures as described in the Prospectus, will be validly issued and (subject to the qualifications set forth in this paragraph) fully paid undivided beneficial interests in the assets of the Trust (such counsel may note that the holders of Common Securities will be subject to the withholding provisions of Section 10.4 of the Declaration, will be required to make payment or provide indemnity or security as set forth in the Declaration and will be liable for the debts and obligations of the Trust to the extent provided in Section 9.1 of the Declaration); under the Delaware Business Trust Act and the Declaration, the issuance and sale of the Common Securities is not subject to preemptive or other similar rights.

                      (5) The Preferred Securities have been duly authorized by
                the Declaration and, when issued and delivered in exchange for the Junior Subordinated Debentures as described in the Prospectus, the Preferred Securities will be duly and validly issued and (subject to the qualifications set forth in this paragraph) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred

                Securities will be entitled to the benefits of the Declaration and, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (such counsel may note that the Holders of Preferred Securities will be subject to the withholding provisions of Section 10.4 of the Declaration and will be required to make payment or provide indemnity or security in connection with taxes or governmental charges arising from transfers or exchanges of certificates for Preferred Securities and the issuance of replacement certificates for Preferred Securities, and to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration, all as set forth in the Declaration).

                      (6) Under the Delaware Business Trust Act and the
                Declaration, all necessary trust action has been taken to duly authorize the execution and delivery by the Trust of this Agreement and the performance by the Trust of its obligations thereunder.

                      (7) Under the Delaware Business Trust Act and the
                Declaration, the issuance of the Preferred Securities is not subject to preemptive rights.

                      (8) The issuance by the Trust of the Preferred Securities
                and the Common Securities in exchange for the Junior Subordinated Debentures, the sale by the Company of the Preferred Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement, the compliance by the Trust with its obligations thereunder and the performance by the Company, as sponsor, of its obligations under the Declaration (A) do not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation and do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware (other that as may be required under the securities or blue sky laws of the state of Delaware, as to which such counsel need express no opinion) and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware (except that such counsel need express no opinion with respect to the securities laws of the State of Delaware).

                      (9) Assuming that the Trust is a grantor trust for federal income tax purposes and assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the

              Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Preferred Securities (other than those holders of Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

     (i) The Representatives shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Simpson Thacher & Bartlett may rely upon the opinion of Linda Iannone, as general counsel for the Company, delivered pursuant to Section 7(d), as to matters governed by California law.

     (j) At the time of execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

     (k) With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated each Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of such bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

     (l) The Company and the Trust shall each have furnished to the Representatives a certificate, dated such Closing Date, of its Chairman of the Board, its President or an Executive Vice President and its chief financial officer or the Administrative Trustees, as the case may be, stating, with respect to the appropriate entity, that:

                    (A) The representations, warranties and agreements of the Company and the Trust in Section 1 hereof are true and correct as of such Closing Date; the Company and the Trust have complied with all their agreements contained herein and the conditions set forth in paragraphs (a) and (k) of this Section 7 have been fulfilled, and;

                    (B) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (i) the Registration Statement, as of its effective date, and the Prospectus, as of its date and as of such Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (ii) since such dates, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

     (m) (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and
(ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any Significant Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii) of this paragraph, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

     (n) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations; and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

     (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York

Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on the New York Stock Exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities,
(iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

     (p) The Nasdaq Stock Market, Inc. shall have approved the Preferred Securities for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          8.   Indemnification and Contribution.

               (a) The Company and the Trust, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company or the Trust (or based upon any written information furnished by the Company or the Trust) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or (C) in any materials or information provided to investors by, or on behalf of, the Company in connection with the marketing of the offering of the Securities, including any roadshow or investor presentation made to investors by the Company (whether in person or electronically) ("Roadshow Materials"), or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or
          (ii) above and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of such Underwriter specifically for inclusion therein which information consists solely of the information specified in
          Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Company or the Trust may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

               (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and the Trust, their officers and employees, each of their directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or the Trust or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company and the Trust through the Representatives by or on behalf of that Underwriter specifically for inclusion therein (which information consists solely of the information specified in Section 8(e) hereof), and shall reimburse the Company and the Trust and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or the Trust or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company and the Trust or any such director, officer, employee or controlling person.

               (c)  Promptly after receipt by an indemnified party under this
          Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgement of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one of such separate counsel shall be paid by the Company. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or
          (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and the Trust, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust or the Underwriters the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Trust and information supplied by the Company shall also be deemed to have been supplied by the Trust. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
          Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
          Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

               (e) The Underwriters severally confirm and the Company and the Trust acknowledge that the statements with respect to the public offering of the Securities by the Underwriters set forth on the cover page of and the concession and reallowance figures and the information in the first paragraph appearing under the caption "Underwriting-- Commission and Discounts," and the textual paragraphs appearing under the caption "Underwriting -- Confirmation to Discretionary Accounts" and " -- Price Stabilization and Short Positions" in the Prospectus constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          9. Defaulting Underwriters. If, on any Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on such Closing Date in the respective proportions which the aggregate liquidation amount of Preferred Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total aggregate liquidation amount of Preferred Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on such Closing Date if the total Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total Securities to be purchased on such Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the Securities which it agreed to purchase on such Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on such Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company and the Trust, except that the Company and the Trust will continue to be liable for the payment of expenses to the extent set forth in Section 6 hereof. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases the Securities which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or the Trust for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives, the Company or the Trust may postpone a Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Trust prior to delivery of and payment for the Preferred Securities if, prior to that time, any of the events described in Sections 7(k), 7(l) or 7(m) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

         11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason or
(b) the Underwriters shall decline to purchase the Securities as a result of the failure of any of the conditions set forth in Section 7 hereof (other than the condition set forth in Section 7(o) hereof), the Company and the Trust shall reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company and the Trust shall pay the full amount thereof to the Representatives.

         12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Dain Rauscher Incorporated, San Francisco Office, San Francisco Office, Two Embarcadero Center, Suite 1200, San Francisco, CA 94111, New York, New York 10285, Attention: Fixed Income Capital Markets (Fax: 612-371-7731);

         (b) if to the Company or to the Trust, shall be delivered or sent by mail, telex or facsimile transmission to Greater Bay Bancorp, 400 Emerson Street, Palo Alto, California, 94301, Attention: General Counsel (Fax: 650-473-9419);

         All notices to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Trust shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Dain Rauscher Incorporated.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York, California or Delaware are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

     17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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

          If the foregoing correctly sets forth the agreement among the Company and the Trust and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              GREATER BAY BANCORP



                              By:  __________________________
                              Name:
                              Title:


                              GBB CAPITAL V

                              By: Greater Bay Bancorp, as Sponsor



                              By:  __________________________
                              Name:
                              Title:


Accepted:

DAIN RAUSCHER INCORPORATED
LEGG MASON WOOD WALKER, INCORPORATED
STIFEL, NICOLAUS & COMPANY, INCORPORATED
For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

     By DAIN RAUSCHER INCORPORATED


     By: __________________________
          Authorized Representative

                                                                      SCHEDULE 1



GBB CAPITAL V
$ ___% Trust
Preferred Securities due 20___                              Liquidation Amount
--------------------------------------------------------------------------------

Dain Rauscher Incorporated...............................   $
Legg Mason Wood Walker, Incorporated.....................
Stifel, Nicolaus & Company, Incorporated.................



                                                            ====================
   TOTAL.................................................   $